Exhibit 10.15

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO COLLATERAL AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO COLLATERAL AGREEMENT (this “Amendment”) is dated as of July 26, 2012, by and among NEW YOUNG BROADCASTING HOLDING CO., INC., a Delaware corporation (“Holdings”), YOUNG BROADCASTING, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors, the Lenders party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

Holdings, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 13, 2011 (as in effect as of the date hereof and as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrower.

Holdings, the Borrower, the Subsidiary Guarantors and the Administrative Agent are parties to that certain Collateral Agreement, dated as of December 13, 2011 (as in effect as of the date hereof and as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”).

Holdings, the Borrower and the Subsidiary Guarantors have requested that the Administrative Agent and the Consenting Lenders agree to amend the Credit Agreement and the Collateral Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.            Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.              Amendments to the Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a)            Section 1.1 of the Credit Agreement is hereby amended by

(i)             adding the following new defined terms in proper alphabetical order:

“Albany Credit Facility” means the senior secured term loan facility to be entered into by WXXA-TV LLC, a Delaware limited liability company, as borrower, Wells Fargo, as administrative agent, and the lenders party thereto in the aggregate principal amount of up to $22,000,000 for the purpose of funding WXXA-TV LLC’S purchase of certain assets in connection with the acquisition of WXXA-TV television broadcast station in Albany, New York, from Newport Television LLC, a Delaware limited liability company, and certain of its Affiliates and Subsidiaries.

“Shared Services Party” means, with respect to any Shared Services Party Station, any Person that owns the Broadcast Licenses with respect to such Shared Services Party Station pursuant to a Shared Services Party Acquisition and, in connection therewith, enters into a Shared Services Agreement, a Joint Sales Agreement, a Local Marketing Agreement and/or certain other Sharing Arrangements with any Credit Party or any of its Subsidiaries with respect to such Station.

“Shared Services Party Acquisition” means the acquisition of a Shared Services Party Station, whether by means of the acquisition of all of the assets of such Shared Services Party Station by a Shared Services Party, the acquisition of a portion of the assets of such Shared Services Party Station by a Shared Services Party with the remaining portion being acquired by one or more Credit Parties or any Subsidiaries thereof or otherwise.

“Shared Services Party Credit Facility” means a loan facility to be entered into by a Shared Services Party and the lenders party thereto for the purpose of financing the purchase price of a Shared Services Party Acquisition and paying any fees, commissions and expenses in connection therewith.

“Shared Services Party Hedging Requirement” means, with respect to any Shared Services Party Credit Facility, the entry into and maintenance of, for a period ending no earlier than March 31, 2014, one or more Hedge Agreements (in addition to any Hedge Agreements entered into in connection with the requirements in Section 8.15(a)) by the relevant Shared Services Credit Party and/or one or more Credit Parties, as the case may be, sufficient to cause an aggregate amount equal to at least fifty percent (50%) of the Indebtedness under such Shared Services Party Credit Facility (or any equivalent principal amount of the Initial Term Loans, as the case may be) to be fixed rate Indebtedness.

“Shared Services Party Station” means a television broadcast station (including, without limitation, certain licenses (including all permits, licenses and authorizations of the FCC with respect to such station), equipment, real property, contracts and intellectual property and other assets related to the operation of such station) with respect to which, under FCC Regulations, a Credit Party or any of its Subsidiaries or Affiliates may not have an attributable interest in the Person that holds the permits, licenses and authorizations of the FCC with respect to such station and is subject to a Sharing Arrangement entered into by a Credit Party or any of its Subsidiaries.

(ii)           deleting the definition of “Broadcast Licenses” in its entirety and replacing it with the following:

“Broadcast Licenses” means (a) with respect to Holdings or any of its Subsidiaries, all authorizations, licenses, or permits issued by the FCC and granted or assigned to Holdings or any of its Subsidiaries, or under which Holdings or any of its Subsidiaries has the right to operate any Station, together with any extensions or renewals thereof, (b) with respect to a Shared Services Party, all authorizations, licenses or permits issued by the FCC and granted or assigned to such Shared Services Party or any of its Affiliates, or under which such Shared Services Party or its Affiliates has the right to operate any Shared Services Party Station, together with any extensions or renewals thereof and (c) with respect to any other Person, all authorizations, licenses, or permits issued by the FCC and granted or assigned to such Person, or under which such Person has the right to operate any television broadcast station, together with any extension or renewals thereof.

(iii)          adding the following sentence to the end of the definition of “Capital Expenditures”:

“Notwithstanding anything herein or in any other Loan Document to the contrary, any Permitted Acquisition Consideration paid in connection with a Permitted Acquisition shall not be included in calculations of Capital Expenditures for purposes of Section 9.14.”

(iv)          adding the phrase “or Shared Services Party Station” after each reference to “Station” in the definitions of “License” and “Material Network Affiliation Agreement” and adding the phrase “or by any Shared Services Party” after the word “Subsidiaries” in the definition of “Material Network Affiliation Agreement.”

(v)           deleting the definition of “Operating Agreement” in its entirety and replacing it with the following:

“Operating Agreement” means (a) any Sharing Arrangement, (b) any Material Network Affiliation Agreement, (c) with respect to any Station, any retransmission consent agreement with respect to such Station, other than those that, individually or in the aggregate, distribute a Station’s signal to less than ten percent (10%) of all MVPD subscribers within such Station’s DMA or, with respect to any Shared Services Party Station, any retransmission consent agreement with respect to such Shared Services Party Station, other than those that, individually or in the aggregate, distribute a Shared Services Party Station’s signal to less than ten percent (10%) of all MVPD subscribers within such Shared Services Party Station’s DMA or (d) any programming agreement, franchise agreement, lease or other agreement of Holdings or any of its Subsidiaries or of any Shared Services Party relating to the operation of a Station or a Shared Services Party Station, the termination or adverse modification of any of which could reasonably be expected to have a Material Adverse Effect.

(vi)          deleting the definition of “Permitted Acquisition” in its entirety and replacing it with the following:

“Permitted Acquisition” means (a) any acquisition by the Borrower or any Subsidiary Guarantor, in one or a series of steps, in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of Capital Stock, assets or any combination thereof) of any other Person or (b) any Shared Services Party Acquisition, in each case, if each such acquisition meets all of the following requirements:

(a)     no less than fifteen (15) Business Days prior to the proposed closing date of such acquisition (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Borrower shall have delivered written notice of such acquisition to the Administrative Agent and the Lenders, which notice shall include the proposed closing date of such acquisition;

(b)     the Borrower shall have certified on or before the closing date of such acquisition, in writing and in a form reasonably acceptable to the Administrative Agent, that such acquisition has been approved by the board of directors (or equivalent governing body) of the Person to be acquired;

(c)     the Person or business to be acquired shall be in a line of business permitted pursuant to Section 9.11;

(d)     if such transaction is a merger or consolidation (i) the surviving person shall be (A) the Borrower or a Subsidiary Guarantor (including a Person that becomes a Subsidiary Guarantor substantially concurrently with such merger or consolidation) or (B) solely in the case of a Shared Services Party Acquisition, the applicable Shared Services Party and (ii) no Change of Control shall have been effected thereby;

(e)     the Borrower shall have delivered to the Administrative Agent all documents required pursuant to, and in accordance with, Section 8.14;

(f)     no later than five (5) Business Days prior to the proposed closing date of such acquisition, the Borrower shall have delivered to the Administrative Agent an Officer’s Compliance Certificate for the most recent fiscal quarter end preceding such acquisition for which financial statements are available demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the Borrower is in compliance on a Pro Forma Basis (as of the date of the acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) with each covenant contained in Section 9.15;

(g)     no later than five (5) Business Days prior to the proposed closing date of such acquisition the Borrower, to the extent requested by the Administrative Agent, (A) shall have delivered to the Administrative Agent promptly upon the finalization thereof copies of substantially final Permitted Acquisition Documents, which shall be in form and substance reasonably satisfactory to the Administrative Agent, and (B) shall have delivered to, or made available for inspection by, the Administrative Agent substantially complete Permitted Acquisition Diligence Information, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(h)     no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such acquisition and any Indebtedness incurred in connection therewith;

(i)     the Borrower shall have obtained the prior written consent of the Administrative Agent and the Required Lenders prior to the consummation of such acquisition if (i) the Permitted Acquisition Consideration for any such acquisition (or series of related acquisitions) exceeds $35,000,000 and (ii) the Permitted Acquisition Consideration for all acquisitions (or series of related acquisitions), together with all other acquisitions consummated during the term of this Agreement, exceeds $75,000,000 in the aggregate;

(j)     the Borrower shall demonstrate, in form and substance reasonably satisfactory to the Administrative Agent, that the entity to be acquired had positive Broadcast Cash Flow for the eight (8) consecutive fiscal quarter period ended immediately prior to the proposed closing date of such acquisition;

(k)     after giving effect to the acquisition and any borrowings under the Revolving Credit Facility in connection therewith, the sum of available amounts under the Revolving Credit Facility plus unrestricted domestic cash and Cash Equivalents shall equal at least $15,000,000;

(l)     the Borrower shall have (i) delivered to the Administrative Agent a certificate of a Responsible Officer certifying that all of the requirements set forth above have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition and (ii) provided such other documents and other information as may be reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) in connection with such purchase or other acquisition; and

(m)     without limiting the generality of the foregoing requirements, in connection with any acquisition by the Borrower or any Subsidiary Guarantor of any Broadcast License, the Borrower or such Subsidiary Guarantor shall cause such Permitted Acquisition to be consummated as follows in accordance with all Applicable Laws, including pursuant to any necessary approvals of the FCC: (i) each Broadcast License as acquired shall be transferred to and held by a Wholly Owned Subsidiary of the Borrower that is a License Subsidiary, (ii) the related operating assets shall be transferred to and held by the Borrower or a Subsidiary Guarantor that is an Operating Entity; (iii) the Borrower or such Subsidiary Guarantor shall deliver or cause to be delivered to the Administrative Agent a pledge of all Capital Stock of such Operating Entity and such License Subsidiary and (iv) the Borrower or such Subsidiary Guarantor shall furnish to the Administrative Agent evidence that the foregoing requirements of this clause (m) have been so effected.

(vii)         deleting the definition of “Secured Parties” in its entirety and replacing it with the following:

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Lender, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns; provided that, except with respect to the defined terms “Holdings Guaranty Agreement”, “Loan Documents” and “Subsidiary Guaranty Agreement”, all references in this Agreement to “Secured Parties” shall be deemed to include the “Shared Services Party Secured Parties” (as such term is defined in the Collateral Agreement).

(b)           Section 1.3 of the Credit Agreement is hereby amended by adding the following subsection (c) thereto:

“(c)     For the avoidance of doubt, all references herein to Consolidated financial statements of Holdings and its Subsidiaries or to the determination of any amount for Holdings and its Subsidiaries on a Consolidated basis or any similar reference shall, in each case, be deemed to include each Shared Services Party and its Subsidiaries and each variable interest entity that Holdings is required to consolidate, and does consolidate, pursuant to FASB ASC 810 (or any similar accounting rule or pronouncement) as if such Shared Services Party, such Subsidiary of a Shared Services Party or such variable interest entity, as the case may be, were a Subsidiary as defined herein.”

(c)           Section 4.3(a) of the Credit Agreement is hereby amended by deleting the amortization table therein in its entirety and replacing it with the following:

FISCAL YEAR	PAYMENT DATE	PERCENTAGE OF INITIAL PRINCIPAL AMOUNT OF FUNDED INITIAL TERM LOANS
2012	March 31	2.5%
	June 30	2.5%
	September 30	2.5%
	December 31	2.5%
2013	March 31	2.8667%
	June 30	2.8667%
	September 30	2.8667%
	December 31	2.8667%
2014	March 31	3.8417%
	June 30	3.8417%
	September 30	3.8417%
	December 31	3.8417%
2015	March 31	3.75%
	June 30	3.75%
	September 30	3.75%
	December 31	3.75%
2016	March 31	14.15%
	June 30	14.15%
	September 30	14.15%
	Term Loan Maturity Date	Remaining Outstanding Principal Amount

(d)           Section 5.13(a) of the Credit Agreement is hereby amended by deleting clause (1) of the first proviso thereof and replacing it with the following:

“(1) the total aggregate principal amount for all such Incremental Loan Commitments shall not (as of any date of incurrence thereof) exceed (A) $50,000,000 less (B) the aggregate principal amount of any Shared Services Party Credit Facility (other than the Albany Credit Facility) that is guaranteed by one or more Credit Parties pursuant to a Guaranty Obligation permitted under Section 9.1 and secured by a Lien upon the Collateral and”

(e)            Section 7.1 of the Credit Agreement is hereby amended by adding the phrase “or in which a Shared Services Party Station is located” after the reference to “Station” in such Section.

Section 7.25 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 7.25     Broadcast Licenses; Operating Agreements.

(a)     Schedule 7.25 accurately and completely lists, as of the Closing Date, for each Station, all (i) Broadcast Licenses (and, in each case, the respective expiration dates thereof) and (ii) Operating Agreements. As of the Closing Date, the Broadcast Licenses listed on Schedule 7.25 with respect to any Station include all material authorizations, licenses, and permits issued by the FCC that are required or necessary for the operation of such Station and the conduct of the business of the Borrower and its License Subsidiaries with respect to such Station, as now conducted or proposed to be conducted. As of the Closing Date, each Broadcast License listed in Schedule 7.25 is issued to the License Subsidiary indicated on such schedule. With respect to each Station, no Broadcast License is issued in the name of a Person that is not a License Subsidiary.

(b)     Each Broadcast License was duly and validly issued pursuant to procedures which comply in all material respects with all requirements of the Communications Laws and remains in full force and effect. The Borrower has no knowledge of any condition imposed by the FCC as part of any Broadcast License which (i) is neither set forth on the face thereof as issued by the FCC nor contained in the FCC Regulations and (ii) is material and adverse to the operation or business of any Station or Shared Services Party Station. Each Station and, to the Borrower’s knowledge, each Shared Services Party Station, has been and is being operated in all material respects in accordance with the terms and conditions of the Broadcast Licenses and Operating Agreements applicable to it and the Communications Laws.

(c)     Other than as set forth in Schedule 7.25, as of the Closing Date, each Operating Agreement is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. To the extent requested by the Administrative Agent, each Credit Party and each Subsidiary thereof has delivered to the Administrative Agent a true and complete copy of each Operating Agreement required to be listed on Schedule 7.25 or any other schedule hereto. No Credit Party nor any Subsidiary thereof (nor, to the knowledge of the Borrower, any other party hereto) is in breach of or in default under any Operating Agreement in any respect that is material and adverse to the operation or business of any Station or any Shared Services Party Station.

(d)     Other than as set forth in Schedule 7.25, no proceedings or investigations are pending or, to the Borrower’s knowledge, are threatened which could, individually or in the aggregate, reasonably be expected to result in the revocation, modification, non-renewal or suspension of any Broadcast License, the denial of any pending applications submitted to the FCC or any other Governmental Authority, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to any Station or Shared Services Party Station or its operation and which in each case is material and adverse to the operation or business of any Station or Shared Services Party Station.

(e)     Each of the Borrower and its Subsidiaries, as applicable, (i) has duly filed all filings, reports, applications, documents, instruments and information required to be filed by it under the Communications Laws and requests of any regulatory body or other Governmental Authority having jurisdiction over any of its Licenses, in each case that are material to the operation or business of any Station or Shared Services Party Station, and (ii) is in compliance in all material respects with the Communications Laws. Each of Holdings and its Subsidiaries, as applicable, has paid in a timely fashion all amounts due on account of fees and charges to the FCC, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Station’s and, to the Borrower’s knowledge, each Shared Services Party Station’s, public inspection file is maintained at the Stations or the applicable Shared Service Party Station, as the case may be, in a manner that complies, in all material respects, with the FCC Regulations.

(f)     The Borrower has no knowledge of any matters which could reasonably be expected to result in the adverse modification of, impairment of, restriction on, suspension or revocation of or the refusal to renew any material Broadcast License or the imposition on the Borrower of any material fines or forfeitures by the FCC, or which could reasonably be expected to result in the revocation, rescission, reversal or modification of any Station’s or any Shared Services Party Station’s authorization to operate as currently authorized under the Communications Laws and the material Broadcast Licenses, as such are in effect as of the date hereof. Neither Holdings nor any of its Subsidiaries has any reason to believe that any of its or any Shared Services Party’s material Broadcast Licenses will not be renewed in the ordinary course.

(g)     Set forth on Schedule 7.25 is a complete and accurate list as of the Closing Date of the MVPDs which are distributing the signals of the Stations to the subscribers of such MVPDs. Except as set forth on Schedule 7.25, on the Closing Date, the Stations have valid and enforceable arrangements with MVPDs in the Stations’ respective DMAs, pursuant to which each Station’s signal is distributed to not less than 90% of all MVPD subscribers in each such DMA; provided, however, that the signals of KELO-TV in Sioux Falls, South Dakota, KDLO-TV in Florence, South Dakota and KPLO-TV in Reliance, South Dakota, shall be deemed to be a single Station “signal” for purposes of such determination. With respect to the Stations and any Shared Services Party Station, no MVPD has advised Holdings or any of its Subsidiaries in writing of any signal quality deficiency or copyright royalty fee owed with respect to the distribution of the signal of such Station or Shared Services Party Station to such MVPD’s subscribers except to the extent such deficiencies or fees could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(h)     The Ownership Reports filed by Holdings and its Subsidiaries with the FCC are true, correct and complete in all material respects and there have been no material changes in the ownership of Holdings or any Subsidiary of Holdings since the filing of such Ownership Reports other than as described in information filed with the FCC and made available for examination by the Administrative Agent.”

(f)            Section 7.26 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 7.26     Condition of Stations and Shared Services Party Stations. All of the material properties, equipment and systems of the Borrower, the Stations and any Shared Services Party Station are, and all material properties, equipment and systems to be added in connection with any contemplated Station or Shared Services Party Station expansion or construction will be, in a condition which is sufficient for the operation thereof and are, and will be, in compliance in all material respects with all applicable standards, rules or requirements imposed by (a) any Governmental Authority including, without limitation, the FCC and (b) any Broadcast License.”

(g)           Section 8.4 of the Credit Agreement is hereby amended by adding the “or in which a Shared Services Party Station is located” after the reference to “Station” in such Section.

(h)           Section 8.14(d) of the Credit Agreement is hereby amended by adding the phrase “(other than a Shared Services Party or its Subsidiaries with respect to a Shared Services Credit Facility extended to such Shared Services Party or its Subsidiaries)” after each reference to “Person” in such subsection.

(i)             Section 8.15 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 8.15     Hedge Agreement.

(a)      Not later than ninety (90) days after (i) the Closing Date with respect to the Initial Term Borrowing, and (ii) each Delayed Draw Borrowing Date with respect to any Delayed Draw Borrowing, enter into and maintain at all times thereafter for a period of not less than two years, Hedge Agreements with Persons acceptable to the Administrative Agent, in an amount sufficient to cause at least fifty percent (50%) of the sum of the aggregate initial principal amounts of the Initial Term Loans funded hereunder to be fixed rate Indebtedness.

(b)     Not later than ninety (90) days (or such later date as may be determined by the Administrative Agent in its sole discretion) after the closing date of each Shared Services Party Credit Facility that is guaranteed by a Credit Party, satisfy the Shared Services Party Hedging Requirement, it being understood and agreed that the Administrative Agent, in its sole discretion, may waive the Shared Services Party Hedging Requirement with respect to any Shared Services Party Credit Facility except for the Albany Credit Facility.”

(j)          Section 8.17 of the Credit Agreement is hereby amended by adding the phrase “, but shall include any Shared Services Party (and its respective Subsidiaries) whose results of operations are otherwise consolidated with Holdings and its Subsidiaries for purposes of GAAP” immediately before the period at the end of such Section.

(k)          Section 8.20 of the Credit Agreement is hereby amended by adding the phrase “, Guaranty Obligations of the Credit Parties with respect to Shared Services Party Credit Facilities to the extent permitted by Section 9.1” after the reference to “Subsidiary Guaranty” in the second sentence of such Section.

(l)          Section 9.1 of the Credit Agreement is hereby amended by deleting the “and” following subsection (k) thereof, replacing the period following subsection (l) thereof with “; and” and adding the following subsection (m) thereto:

“(m)     Guaranty Obligations of the Credit Parties with respect to any Shared Services Party Credit Facility; provided that (i) on any date of determination, the aggregate outstanding principal amount of all Shared Services Party Credit Facilities that are supported by such Guaranty Obligations that are secured by a Lien on the Collateral (excluding Guaranty Obligations with respect to the Albany Credit Facility) shall not exceed $50,000,000 less the aggregate original principal amount of all Incremental Commitments and Incremental Loans made pursuant to Section 5.13 and (ii) the terms and conditions of each Shared Services Party Credit Facility that is supported by such Guaranty Obligations (which shall include the delivery of material notices thereunder, on terms and conditions substantially similar to the delivery of such material notices thereunder to the administrative agent or, if none, any lender party to such Shared Services Party Credit Facility, to the Administrative Agent, which shall promptly make such information available to the Lenders in accordance with its customary practice) and each agreement executed by a Credit Party in connection therewith, including, without limitation, any agreement in connection with such Guaranty Obligations incurred in connection with such Shared Services Party Credit Facility, any documents entered into by a Credit Party in connection with a Shared Services Party Acquisition (including any such documents which are entered into with the applicable Shared Services Party in connection with the applicable Sharing Arrangement), shall be reasonably satisfactory to the Administrative Agent.”

(m)          Section 9.2(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(a)     Liens created pursuant to the Loan Documents (including, without limitation, Liens in favor of a Shared Services Party Secured Party (as defined in the Collateral Agreement) and Liens on Cash Collateral in favor of the Swingline Lender and/or the Issuing Lender).”

(n)           Section 9.3 of the Credit Agreement is hereby amended by deleting the introductory paragraph to such Section in its entirety and replacing it with the following:

“Investments. Purchase, own, invest in or otherwise acquire (in one transaction or a series of transactions), directly or indirectly, any Capital Stock, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person (it being understood and agreed that any Shared Services Party Acquisition by a Shared Services Party shall be subject to the restrictions set forth in this Section 9.3), or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of Property in, any Person (all the foregoing, “Investments”) except:”

(o)           Section 9.3(g) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(g)     Investments by the Borrower, any Subsidiary thereof or any Shared Services Party in the form of Permitted Acquisitions (including by way of a Shared Services Party Acquisition) to the extent that any Person or Property acquired in such acquisition becomes a part of the Borrower or a Subsidiary Guarantor or becomes (whether or not such Person is a Wholly-Owned Subsidiary) a Subsidiary Guarantor in the manner contemplated by Section 8.14; provided that no Shared Services Party, Shared Services Party Station and/or certain assets related thereto which remain owned by any Shared Services Party shall be subject to the requirements under this Section 9.3(g) that such Shared Services Party, Shared Services Party Station and/or such assets related thereto become a part of the Borrower or a Subsidiary Guarantor or become a Subsidiary Guarantor in the manner contemplated by Section 8.14;”

(p)           Section 9.4 of the Credit Agreement is hereby amended by adding the word “with” directly before “any other Person” in the introductory paragraph thereof.

(q)           Section 9.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 9.12 Amendments of Other Documents. Amend, modify, waive or supplement (or permit modification, amendment, waiver or supplement of) any of the terms or provisions of:

(a)     the Management Agreement, Operating Agreement, any other Material Contract or any agreements among equityholders of Holdings (in their capacities as such) or similar agreements governing the rights of such Persons, in any respect which would materially and adversely affect the rights or interests of the Administrative Agent and the Lenders hereunder, in each case, without the prior written consent of the Administrative Agent;

(b)     any loan document entered into by a Credit Party or its Subsidiaries or a Shared Services Party or its Affiliates or Subsidiaries in connection with a Shared Services Party Credit Facility that (i) increases the maximum principal amount of the obligations, the stated rate of interest or the amount of any fees or any other amounts (including expenses) due thereunder (including, without limitation, any change in the method for determining the stated rate of interest or the amount of any fees due thereunder), (ii) changes to an earlier date any date upon which payments of principal, interest, fees, expenses or any other amounts are due thereunder, (iii) adds or changes any default or covenant which would have the effect of making the defaults or covenants therein more restrictive, when taken as whole, on any Credit Party, (iv) removes or changes any default or covenant which would have the effect of making the defaults or covenants therein less restrictive, when taken as a whole, on any Shared Services Party or its Affiliates or Subsidiaries, (v) changes or amends any other term or provision if such change or amendment would result in a Default or an Event of Default hereunder, (vi) changes or adds any redemption, prepayment or any other provision that would obligate any Shared Services Party or its respective Affiliates or Subsidiaries to make any payment not required by, or in an amount in excess of the amounts set forth in, such documents as of the closing date of such Shared Services Party Credit Facility or (vii) would otherwise be material and adverse to the rights and interests of the Administrative Agent and the Lenders, in each case, without the prior written consent of the Administrative Agent; or

(c)     any document entered into by a Credit Party or its Subsidiaries in connection with a Sharing Arrangement with a Shared Services Party that (i) reduces, restricts, prohibits or impairs the ability of the Shared Services Party or any of its Affiliates or Subsidiaries to make any payments, advances, loans, investments, dividends or other distributions to the Credit Party or would have the effect of reducing any amounts payable to the Credit Party thereunder (including, without limitation, any change in the method for determining the amounts payable to the Credit Parties thereunder), (ii) changes to a later date any date upon which any payments of any amounts to a Credit Party are due thereunder or (iii) would otherwise be material and adverse to the rights and interests of the Administrative Agent and the Lenders, in each case, without the prior written consent of the Administrative Agent.”

(r)            Section 10.1(f) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(f)     Indebtedness Cross-Default. (i) Any Credit Party or any Subsidiary thereof shall (A) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding principal amount of which Indebtedness (or, with respect to any Hedge Agreement, the Hedge Termination Value) is in excess of the Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (B) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding principal amount (or, with respect to any Hedge Agreement, the Hedge Termination Value) of which Indebtedness is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to become due prior to its stated maturity (any applicable grace period having expired) or (ii) any Credit Party, any Shared Services Party or any of their respective Subsidiaries or Affiliates shall (A) default in the payment of any Indebtedness under a Shared Services Party Credit Facility or any Guaranty Obligations with respect thereto beyond the period of grace, if any, provided thereunder or (B) default in the observance or performance of any other agreement or condition relating to a Shared Services Party Credit Facility or any Guaranty Obligations with respect thereto or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to become due prior to its stated maturity (any applicable grace period having expired).”

(s)         Section 10.1(o) of the Credit Agreement is hereby amended by deleting the word “Borrower’s” preceding the phrase “on-the-air broadcast operations” and by adding the phrase “or Shared Services Party Station” after the reference to “Station” in such subsection.

(t)            Section 12.10(b)(v) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(v)     No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Subsidiaries or Affiliates or any Shared Services Party or any of its Subsidiaries or Affiliates or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).”

3.            Amendments to the Collateral Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Collateral Agreement is hereby amended as follows:

(a)           The Statement of Purpose of the Collateral Agreement is hereby amended and restated in its entirety as follows:

STATEMENT OF PURPOSE

Pursuant to the Credit Agreement dated as of the date hereof by and among Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have agreed to make Extensions of Credit to the Borrower upon the terms and subject to the conditions set forth therein.

Pursuant to one or more Shared Services Party Credit Facilities, certain lenders parties thereto have agreed to make extensions of credit and loans to certain Shared Services Parties upon the terms and subject to the conditions set forth therein.

Pursuant to the terms of the Guaranty Agreements, Holdings and certain Subsidiaries of the Borrower who are parties hereto have guaranteed the payment and performance of the Young Secured Obligations (as defined below).

Pursuant to the terms of the Shared Services Party Guaranty Agreements, the Credit Parties have guaranteed the payment and performance of the Shared Services Party Secured Obligations.

It is a condition precedent to the obligations of the Lenders to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent, for the ratable benefit of the Secured Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce (a) the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Extensions of Credit to the Borrower thereunder, and (b) the lenders party to each Shared Services Party Credit Facility to make their respective loans and extensions of credit to the applicable Shared Services Party thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

(b)            Section 1.1 of the Collateral Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Secured Parties” means, collectively, (a) the “Secured Parties” (as defined in the Credit Agreement) and (b) with respect to any Shared Services Party Credit Facility, the applicable Shared Services Party Secured Parties; provided that the applicable Shared Services Party Lender Party to such Shared Services Party Credit Facility has provided to the Administrative Agent a written notice, acknowledged by the Borrower, certifying the existence of such Shared Services Party Credit Facility and the aggregate maximum principal amount of the Shared Services Party Secured Obligations related thereto, acknowledging receipt of this Agreement and agreeing to be bound by the terms hereof, including, without limitation, Article VI.

“Shared Services Party Guaranty Agreements” means, with respect to each Shared Services Party Credit Facility, each applicable guaranty agreement (which shall be in form and substance reasonably satisfactory to the Administrative Agent) entered into by a Grantor in favor of the applicable Shared Services Party Lender Party pursuant to which such Grantor guarantees payment and performance of the Shared Services Party Secured Obligations.

“Shared Services Party Lender Party” means, with respect to each Shared Services Party Credit Facility, the Person party thereto acing in the capacity of administrative agent to the lenders thereunder (or an equivalent capacity) or, if none, any Person party thereto as a lender to the applicable Shared Services Party.

“Shared Services Party Secured Obligations” means, collectively, with respect to each Shared Services Party Credit Facility, whether now in existence or hereafter arising, the Guaranty Obligations of any Grantor with respect to the following: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the loans, letters of credit and other extensions of credit owing under such Shared Services Party Credit Facility and (b) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by a Shared Services Party and each of its Subsidiaries and Affiliates to the applicable Shared Services Party Lender Party and any other Person who may be party thereto as a lender, in each case, under any loan documents entered into in connection with such Shared Services Party Credit Facility, with respect to any loan or letter of credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Shared Services Party or any of its Subsidiaries or Affiliates thereof of proceedings under any Debtor Relief Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Shared Services Party Secured Parties” means collectively, with respect to any Shared Services Party Credit Facility, (a) the applicable Shared Services Party Lender Party and (b) any other Person who may be party to such Shared Services Party Credit Facility as a lender thereunder.

“Young Secured Obligations” means the “Secured Obligations” as defined in the Credit Agreement, together with the obligations of each Guarantor under the applicable Guaranty Agreement executed by such Guarantor.

(c)           Section 1.1 of the Collateral Agreement is hereby amended by deleting the definition of “Secured Obligations” in its entirety and replacing it with the following:

“Secured Obligations” means, collectively, (a) the Young Secured Obligations and (b) with respect to each Shared Services Party Credit Facility and subject to Section 6.4, the Shared Services Party Secured Obligations.

(d)          Article III of the Collateral Agreement is hereby amended by deleting the introductory paragraph thereto in its entirety and replacing it with the following:

“To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Secured Parties to make their respective Extensions of Credit, Secured Cash Management Agreements, Secured Hedge Agreements and/or a loan under a Shared Services Party Credit Facility, as applicable, to the Borrower, another Credit Party or a Shared Services Party or its Subsidiaries or Affiliates (as the case may be), each Grantor hereby represents and warrants to the Administrative Agent and each Secured Party that:”

(e)            Section 5.4 of the Collateral Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

SECTION 5.4 Application of Proceeds.

(a)     If an Event of Default shall have occurred, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of the Collateral or any Proceeds of the Collateral in payment in whole or in part of the Secured Obligations (after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements), to be distributed to and shared by the Administrative Agent and each applicable Shared Services Party Lender Party on a Pro Rata Basis, to be further applied in accordance with Section 10.4 of the Credit Agreement and the provisions relevant to the application of proceeds under each Shared Services Party Credit Facility, as the case may be.

(b)     Only after (i) the payment by the Administrative Agent of any other amount required by any provision of Applicable Law, including, without limitation, Section 9-610 and Section 9-615 of the UCC and (ii) the payment in full of the Secured Obligations and the termination of the Commitments, shall the Administrative Agent account for the surplus, if any, to any Grantor, or to whomever may be lawfully entitled to receive the same (if such Person is not a Grantor).

(c)     For the purposes of this Section, “Pro Rata Basis” means (i) as to the Young Secured Obligations, the percentage equal to the ratio of (x) the aggregate amount of the Young Secured Obligations over (y) the aggregate amount of the Secured Obligations and (ii) as to any Shared Services Party Credit Facility, the percentage equal to the ratio of (x) the aggregate amount of the Shared Services Party Secured Obligations with respect to such Shared Services Party Credit Facility (as certified in writing by the applicable Shared Services Party Lender Party to the Administrative Agent) over (y) the aggregate amount of the Secured Obligations.

(d)     Notwithstanding anything to the contrary in this Agreement or any other Loan Document, any Shared Services Party Secured Obligations (other than Shared Services Party Secured Obligations of Wells Fargo or any of its Affiliates) shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Shared Services Party Lender Party, as the case may be. Each Shared Services Party Lender Party that has given the notice contemplated by the preceding sentence shall, on its own behalf and as agent on behalf of the other Secured Parties under its Shared Services Party Credit Facility, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VI for itself and its Affiliates as if a “Lender” party hereto.

(f)          Section 5.6 of the Collateral Agreement is hereby amended by deleting the last parenthetical in such Section and replacing it with “(other than (1) contingent indemnification obligations, (2) any Shared Services Party Secured Obligations and (3) obligations and liabilities under Secured Cash Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made).”

(g)           Article VI of the Collateral Agreement is hereby amended by adding the following new Sections:

SECTION 6.4 Intercreditor Agreements.

(a)     By acceptance of the benefits of this Agreement, each of the Shared Services Party Secured Parties shall be deemed to have agreed to be bound by the terms hereof. The provisions of this Section 6.4 are, and are intended, solely to establish certain rights as between the Secured Parties and shall not create, and shall not be construed as creating, any rights enforceable by any Grantor, any Subsidiary or any Affiliate of any Grantor (regardless of whether such Grantor, Subsidiary or Affiliate is a Secured Party) or rights enforceable by any Shared Services Party Secured Party against any Grantor unless and to the extent required by the express terms of the loan documents with respect to the applicable Shared Services Party Credit Facility.

(b)     By acceptance of the benefits of this Agreement, each of the Shared Services Party Secured Parties shall be deemed irrevocably (i) to consent to the appointment of the Administrative Agent as its agent hereunder, (ii) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Shared Services Party Secured Party for the enforcement of any provisions of this Agreement against any Grantor or the exercise of remedies hereunder and (iii) to agree that such Shared Services Party Secured Party shall not take any action to enforce any provisions of this Agreement against any Grantor or to exercise any remedy hereunder.

(c)     The Administrative Agent may act or refrain from acting hereunder, and shall not incur any liability for acting or refraining from acting hereunder, in accordance with any such consent, direction or requirement of the Required Lenders as shall be required or permitted under the Credit Agreement. No Shared Services Party Secured Party shall be entitled to, or shall, (i) direct the actions of the Administrative Agent hereunder, (ii) take any action, or commence any legal proceeding seeking, to require, compel or cause the Administrative Agent to enforce any provisions of this Agreement against any Grantor or to exercise any remedy hereunder, (iii) take any action, or commence any legal proceeding seeking to prevent or enjoin the Administrative Agent from taking any action (including without limitation, the enforcement of any provisions of this Agreement against any Grantor, the exercise of any remedy hereunder, the release of any Collateral hereunder or the consent to any amendment or modification of this Agreement or the grant of any waiver hereunder), or refraining from taking any such action, in accordance with this Agreement or (iv) take any action, or commence any legal proceeding seeking to delay, hinder or otherwise impair the Administrative Agent in taking any such action in accordance with this Agreement. By acceptance of the benefits under this Agreement, each Shared Services Party Secured Party will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Administrative Agent and the Lenders to permit the Shared Services Party Secured Parties to be Secured Parties under this Agreement and are being relied upon by the Lenders as consideration therefor.

(d)    THE ADMINISTRATIVE AGENT HAS CONSENTED TO SERVE AS ADMINISTRATIVE AGENT HEREUNDER ON THE EXPRESS UNDERSTANDING THAT EACH SHARED SERVICES PARTY SECURED PARTY, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE AGREED THAT THE ADMINISTRATIVE AGENT SHALL HAVE NO DUTY AND SHALL OWE NO OBLIGATION OR RESPONSIBILITY (FIDUCIARY OR OTHERWISE) TO ANY SHARED SERVICES PARTY SECURED PARTY, OTHER THAN THE DUTY TO PERFORM ITS EXPRESS OBLIGATIONS UNDER THIS AGREEMENT IN ACCORDANCE WITH THEIR TERMS, SUBJECT IN ALL EVENTS TO THE PROVISIONS OF SECTION 6.5 AND THE OTHER PROVISIONS OF THIS AGREEMENT LIMITING THE RESPONSIBILITY OR LIABILITY OF THE ADMINISTRATIVE AGENT HEREUNDER. WITHOUT LIMITING THE FOREGOING, EACH SHARED SERVICES PARTY SECURED PARTY, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE WAIVED ANY RIGHT SUCH SHARED SERVICES PARTY SECURED PARTY MIGHT HAVE AS A SECURED PARTY UNDER APPLICABLE LAW OR OTHERWISE TO COMPEL THE SALE OR OTHER DISPOSITION OF ANY COLLATERAL, AND ANY OBLIGATION THE ADMINISTRATIVE AGENT MIGHT HAVE, UNDER APPLICABLE LAW OR OTHERWISE TO OBTAIN A MINIMUM PRICE FOR ANY COLLATERAL UPON THE SALE THEREOF, IT BEING CONDITIONED UPON THE UNDERSTANDING, THAT THE SOLE RIGHT OF THE SHARED SERVICES PARTY SECURED PARTIES SHALL BE TO RECEIVE THEIR RESPECTIVE RATABLE SHARES OF ANY PROCEEDS OF THE COLLATERAL OR OF ANY COLLATERAL CONSISTING OF CASH.

(e)     By acceptance of the benefits of this Agreement, each of the Shared Services Party Secured Parties shall, ratably, in accordance with the amount of the Secured Obligations owed to it, indemnify the Administrative Agent (to the extent it shall not have been reimbursed by the Grantors) against any expense or liability that the Administrative Agent would be entitled to recover from the Grantors pursuant to Section 7.3. Any amounts so owed by a Shared Services Party Secured Party can be withheld by the Administrative Agent from any amount owed to such Shared Services Party Secured Party.

(f)     The Administrative Agent shall be entitled to rely on information provided by the Shared Services Party Secured Parties (or any of them) or representatives of any Shared Services Party Secured Party, as to the amount of the Secured Obligations.

(g)      The Administrative Agent and each of the Shared Services Party Secured Parties hereby agrees that the Liens and security interests granted to the Administrative Agent hereunder shall be treated, as among the Shared Services Party Secured Parties, as being for the equal and proportionate benefit of all the Shared Services Party Secured Parties, without preference, priority, prejudice or distinction as to Lien or security interest of any Shared Services Party Secured Party over any other Shared Services Party Secured Party, and shall at all times, be shared by the Shared Services Party Secured Parties as provided herein.

(h)     No Shared Services Party Secured Party that obtains the benefits of this Agreement or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement or any Loan Document to the contrary, except in the case of Shared Services Party Secured Obligations of Wells Fargo and its Affiliates, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to any Shared Services Party Secured Obligations unless the Administrative Agent has received written notice of such Shared Services Party Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Shared Services Party Lender Party.

SECTION 6.5 Limitations on Responsibility of the Administrative Agent. The Administrative Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein. The Administrative Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of any Grantor to the Collateral, as to the security afforded by this Agreement, and the Administrative Agent shall incur no liability or responsibility in respect of any such matters. The Administrative agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise for the maintenance of the Collateral, except as provided in the immediately following sentence when the Administrative Agent has possession or control of the Collateral. Except as otherwise provided herein, the Administrative Agent shall have no duty to the Grantors or to the holders of the Secured Obligations as to any Collateral in its possession or control, or in the possession or control of any agent or nominee of the Administrative Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such Collateral the same care that it normally accords to its own assets and the duty to account for moneys received by it. Neither the Administrative Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. The Administrative Agent shall not be required to ascertain or inquire as to the performance by any Grantor of any of the covenants or agreements contained herein or in any other agreement. Neither the Administrative Agent nor any officer, director, agent or representative thereof shall personally liable for any action taken or omitted to be taken by any such Person in connection with this Agreement except for such Person’s own gross negligence or willful misconduct (it being understood that any action taken in accordance with the terms of this Agreements by the Administrative Agent or any such Person at the direction or instruction of any Secured Party (or not taken, in the absence of any such directions or instructions) shall not constitute gross negligence or willful misconduct). Neither the Administrative Agent nor any officer, director, agent or representative shall be personally liable for any action taken by such Person in accordance with any notice given by any Secured Party hereunder even if, at the time such action is taken by the Secured Parties on behalf of which such notice was given are no longer the Secured Parties on behalf of which such notice was given are no longer the Secured Parties. The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

SECTION 6.6 Reliance by Agent.

(a)      Whenever, in the performance of its duties under this Agreement, the Administrative Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor or any other Person in connection with the taking, suffering or omitting of any action hereunder by the Administrative Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person, and the Administrative Agent shall have no liability with respect to any actions taken, suffered or omitted in reliance thereon.

(b)     The Administrative Agent may consult with counsel and shall be fully protected in taking any action hereunder in good faith in accordance with any advice of any such counsel. The Administrative Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder or the Collateral from any court of competent jurisdiction.

(c)     The Administrative Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it in good faith believes to be genuine and to have been signed or presented by the proper party. The Administrative Agent may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon any certificate or the opinions furnished to the Administrative Agent in connection with this Agreement.

(d)     The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any default or event of default under any Shared Services Party Credit Facility unless and until the Administrative Agent shall have received written notice thereof from the Shared Services Party Lender Party. The Administrative Agent shall have no obligation whatsoever either prior to or after receiving such a notice to inquire whether a default or event of default under any Shared Services Party Credit Facility has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

(e)     If the Administrative Agent has been requested to take any specific action pursuant to any provision of this Agreement, the Administrative Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless it shall have been provided indemnity by the Shared Services Party Secured Parties (or the applicable Shared Services Party Secured Parties) reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

SECTION 6.7 Resignation and Removal of the Administrative Agent.

The Administrative Agent may at any time give notice of its resignation to the Lenders and the Shared Services Party Lender Parties and the Grantors. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Grantors and the Shared Services Party Lender Parties, to appoint a successor, which shall be a bank with an office in the United States or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Secured Parties, appoint a successor Administrative Agent meeting the qualifications set forth above provided that if the Administrative Agent shall notify the Grantors and the Shared Services Party Lender Parties that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Secured Parties under any of the Loan Documents the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Secured Party directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Grantors to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Grantors and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article VI and Section 7.3 shall continue in effect for the benefit of such retiring Administrative Agent, its agents and sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

(h)          Section 7.16(a) of the Collateral Agreement is hereby amended by deleting the first parenthetical in such subsection and replacing it with “(other than (1) contingent indemnification obligations, (2) any Shared Services Party Secured Obligations and (3) obligations and liabilities under Secured Cash Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made).”

(i)           Section 7.16(b) of the Collateral Agreement is hereby amended by adding the following sentence to the end of such subsection: “By its acceptance of the benefits of this Agreement and the other Security Documents, each Shared Services Party Secured Party acknowledges and agrees to any releases by the Administrative Agent in accordance with this Section.”

4.           Effectiveness. This Amendment shall become effective on the date when the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (a) counterparts of this Amendment executed by Holdings, the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent, (b) such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment and (c) payment of all fees, costs and expenses set forth in Section 8 of this Amendment.

5.            Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Holdings, the Borrower, any of their respective Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

6.           Representations and Warranties. Each of Holdings, the Borrower and the Subsidiary Guarantors represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by Holdings, the Borrower and the Subsidiary Guarantors in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

7.          Acknowledgement and Reaffirmation. By their execution hereof, each of Holdings, the Borrower and the Subsidiary Guarantors hereby expressly (a) consents to this Amendment and (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which Holdings, the Borrower or such Subsidiary Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein). In furtherance of the foregoing, each Credit Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.          Costs and Expenses. The Borrower agrees to pay in accordance with Section 12.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities.

9.         Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

10.       Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.

11.        Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12.        Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

13.        Further Amendments.     Notwithstanding anything in any Loan Document to the contrary, each Consenting Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to the Credit Agreement and the other Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 9.1(m) of the Credit Agreement (as amended hereby) and account for any applicable Shared Services Station Acquisition or Shared Services Credit Facility (as defined in the Credit Agreement after giving effect to this Amendment) under the applicable Loan Documents; provided that the Administrative Agent shall not enter into any amendment or modification authorized hereby unless it shall have notified the Lenders of the terms of such amendment or modification at least five Business Days prior to the effectiveness thereof and shall have received no written objections thereto by the Required Lenders during such period.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

HOLDINGS:

NEW YOUNG BROADCASTING HOLDING CO., INC., as Holdings

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

BORROWER:

YOUNG BROADCASTING, LLC, as the Borrower

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

SUBSIDIARY GUARANTORS:

YOUNG BROADCASTING SHARED SERVICES, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF LANSING, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF LOUISIANA, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

LAT, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

Signature Page

YOUNG BROADCASTING OF ALBANY, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YBT, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF KNOXVILLE, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YBK, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF GREEN BAY, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF RICHMOND, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF DAVENPORT, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

Signature Page

YOUNG BROADCASTING OF RAPID CITY, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF SIOUX FALLS, INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF SAN FRANCISCO,

INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

KLFY, L.P., as a Subsidiary Guarantor

By: Young Broadcasting of Louisiana, Inc., its General Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: LAT, Inc., its Limited Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF NASHVILLE LLC, as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

Signature Page

WKRN, G.P., as a Subsidiary Guarantor

By: Young Broadcasting of Nashville LLC, its Managing Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: YBT, Inc., its General Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

WATE, G.P., as a Subsidiary Guarantor

By: Young Broadcasting of Knoxville, Inc., its Managing Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: YBK, Inc., its General Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

Signature Page

AGENT AND CONSENTING LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Consenting Lender

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

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SUNTRUST BANK, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

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ROYAL BANK OF CANADA, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

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U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

Signature Page

GE CAPITAL BANK, f/k/a GE CAPITAL FINANCIAL INC., as a Consenting Lender

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

First Amendment to Credit Agreement and First Amendment to Collateral Agreement

Young Broadcasting, LLC

Signature Page